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                                                                    Exhibit 99.3

                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

     THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (the "Assignment") is dated as of November 15, 2005, by and among Merrill Lynch Mortgage Lending, Inc., having an address at World Financial Center, South Tower, New York, New York 10281 ("Assignor"), Merrill Lynch Mortgage Investors, Inc., having an address at 4 World Financial Center, 10th Floor, New York, New York 10281 ("Assignee") and PHH Mortgage Corporation, formerly known as Cendant Mortgage Corporation (the "Servicer").

     WHEREAS, the Servicer, Bishop's Gate Residential Mortgage Trust ("Bishop's Gate") and Merrill Lynch Mortgage Capital, Inc. ("MLMC"), as Purchaser entered into that certain Mortgage Loan Flow Purchase, Sale and Servicing Agreement, dated as of March 27, 2001 (the "Purchase, Sale and Servicing Agreement"), among MLMC, the Servicer and Bishop's Gate;

     WHEREAS, the Servicer has agreed to service those mortgage loans identified on Exhibit A attached hereto (the "Mortgage Loans") in accordance with the servicing provisions contained in the Purchase, Sale and Servicing Agreement;

     WHEREAS MLMC assigned its rights under the Purchase, Sale and Servicing Agreement to Assignor pursuant to that certain Assignment Agreement dated as of November 15, 2005 among MLMC, Assignor and the Servicer (the "MLMC AAR Agreement"); and

     WHEREAS, the Assignor wishes to assign to Assignee all of its right, title and interest with respect to the Mortgage Loans and all of its right, title and interest under the Purchase, Sale and Servicing Agreement and the MLMC AAR Agreement, with respect to the Mortgage Loans, and Assignee wishes to assume all of Assignor's right, title and interest in and to such Mortgage Loans as provided in the Purchase, Sale and Servicing Agreement and the MLMC AAR Agreement.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

     1. Defined terms used in this Assignment and not otherwise defined herein shall have the meaning set forth in the Purchase, Sale and Servicing Agreement.

     2. The Assignor specifically reserves and does not assign to the Assignee hereunder any and all right, title and interest in, to and under and all obligations of the Assignor with respect to any mortgage loans subject to the Purchase, Sale and Servicing Agreement and the MLMC AAR Agreement which are not the Mortgage Loans set forth on Exhibit A attached hereto and are not the subject of this Agreement.

     3. The Assignor warrants and represents to the Assignee and to the Servicer as of the date hereof:

     (a) Attached hereto as Exhibit B are true and accurate copies of the Purchase, Sale and Servicing Agreement and the MLMC AAR Agreement, which agreements are

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          in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

     (b) The Assignor was the lawful owner of the Mortgage Loans with full right to transfer the Mortgage Loans and any and all of its interests, rights and obligations under the Purchase, Sale and Servicing Agreement and the MLMC AAR Agreement as they relate to the Mortgage Loans, free and clear from any and all claims and encumbrances; and upon the transfer of the Mortgage Loans to the Assignee as contemplated herein, the Assignee shall have good title to each and every Mortgage Loan, as well as any and all of the Assignor's interests, rights and obligations under the Purchase, Sale and Servicing Agreement and the MLMC AAR Agreement as they relate to the Mortgage Loans, free and clear of any and all liens, claims and encumbrances;

     (c) There are no offsets, counterclaims or other defenses available to the Assignor with respect to the Mortgage Loans, the Purchase, Sale and Servicing Agreement or the MLMC AAR Agreement;

     (d) The Assignor has no knowledge of, and has not received notice of, any waivers under, or any modification of, any Mortgage Loan;

     (e) The Assignor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to acquire, own and sell the Mortgage Loans;

     (f) The Assignor has full corporate power and authority to execute, deliver and perform its obligations under this Assignment, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Assignment is in the ordinary course of the Assignor's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Assignor's charter or by-laws or any legal restriction, or any material agreement or instrument to which Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignor or its property is subject. The execution, delivery and performance by the Assignor of this Assignment and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of the Assignor. This Assignment has been duly executed and delivered by the Assignor and, upon the due authorization, execution and delivery by the Assignee and the Servicer, will constitute the valid and legally binding obligation of the Assignor enforceable against the Assignor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

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     (g)  No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Assignor in connection with the execution, delivery or performance by the Assignor of this Assignment, or the consummation by it of the transactions contemplated hereby. Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans or any interest in the Mortgage Loans, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, or any interest in the Mortgage Loans or otherwise approached or negotiated with respect to the Mortgage Loans, or any interest in the Mortgage Loans with any Person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the Securities Act of 1933, as amended (the "1933 Act") or which would render the disposition of the Mortgage Loans a violation of Section 5 of the 1933 Act or require registration pursuant thereto.

     4. The Assignee represents, warrants and covenants with the Assignor and the Servicer that:

     (a) The Assignee is a corporation, duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to acquire, own and purchase the Mortgage Loans;

     (b) The Assignee has full power and authority to execute, deliver and perform under this Assignment, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Assignment is in the ordinary course of the Assignee's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Assignee's charter or bylaws, or any legal restriction, or any material agreement or instrument to which the Assignee is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Assignee or its property is subject. The execution, delivery and performance by the Assignee of this Assignment and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action of the Assignee. This Assignment has been duly executed and delivered by the Assignee and, upon the due authorization, execution and delivery by the Assignor and the Servicer, will constitute the valid and legally binding obligation of the Assignee enforceable against the Assignee in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, or reorganization or other similar laws now or hereinafter in effect relating to creditor's rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or in law;

     (c) No material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Assignee in connection with the execution, delivery or performance by the

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          Assignee of this Assignment, or the consummation by it of the transactions contemplated hereby;

     (d) There is no action, suit, proceeding, investigation or litigation pending or, to the Assignee's knowledge, threatened, which either in any instance or in the aggregate, if determined adversely to the Assignee, would adversely affect the Assignee's execution or delivery of, or the enforceability of, this Assignment, or the Assignee's ability to perform its obligations under this Assignment; and

     (e) The Assignee assumes for the benefit of the Trust, all of the rights of the Purchaser under the Purchase, Sale and Servicing Agreement and the MLMC AAR Agreement with respect to the Mortgage Loans listed on Exhibit A, including the right to enforce the obligations of the Servicer under the Purchase, Sale and Servicing Agreement as they relate to the servicing of the Mortgage Loans.

     5. The Servicer warrants and represents to, and covenants with, Assignor and

Assignee as of the date hereof:

     (a) Attached hereto as Exhibit B is a true and accurate copy of the Purchase, Sale and Servicing Agreement which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

     (b) The Servicer is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and the Servicer has all requisite power and authority to service the Mortgage Loans and the Servicer has all requisite power and authority to perform its obligations under the Purchase, Sale and Servicing Agreement;

     (c) The Servicer has full corporate power and authority to execute, deliver and perform its obligations under this Assignment, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Assignment is in the ordinary course of the Servicer's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of its charter or by-laws or any legal restriction, or any material agreement or instrument to which it is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject. The execution, delivery and performance by the Servicer of this Assignment and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary

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          corporate action on the part of the Servicer. This Assignment has been duly executed and delivered by the Servicer, and, upon the due authorization, execution and delivery by Assignor and Assignee, will constitute the valid and legally binding obligation of the Servicer, enforceable against the Servicer in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

     (d) No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignee in connection with the execution, delivery or performance by the Servicer of this Assignment, or the consummation by it of the transactions contemplated hereby; and

     (e) The Servicer shall establish a Collection Account and an Escrow Account as described under the Purchase, Sale and Servicing Agreement in favor of Assignee with respect to the Mortgage Loans separate from the Collection Account and Escrow Account previously established under the Purchase, Sale and Servicing Agreement in favor of MLMC.

     6. The Servicer hereby acknowledges that Wells Fargo Bank, N.A. (the "Master Servicer" and "Securities Administrator") has been appointed as the master servicer of the Mortgage Loans pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of October 1, 2005, among the Assignee, Wachovia Bank, National Association and Wells Fargo Bank, N.A. as the Master Servicer and Securities Administrator. The Servicer shall deliver all reports required to be delivered under the Purchase, Sale and Servicing Agreement to:

     Wells Fargo Bank, N.A.
     9062 Old Annapolis Road
     Columbia, Maryland 21045
     Attention: Merrill Lynch Mortgage Investors, Inc., Series 2005-A8

Recognition of Assignee

     7. From and after the date hereof the Servicer shall recognize the Assignee as owner of the Mortgage Loans, and acknowledges that the Mortgage Loans will be part of a REMIC. The Servicer will service the Mortgage Loans in accordance with the servicing provisions contained in the Purchase, Sale and Servicing Agreement, but in no event in a manner that would (i) cause the REMIC to fail to qualify as a REMIC or (ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of

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the Code). It is the intention of the Assignor, the Servicer and the Assignee that this Assignment shall be binding upon and for the benefit of the respective successors and assigns of the parties hereto. Neither the Servicer nor the Assignor shall amend or agree to amend, modify, waive, or otherwise alter any of the terms or provisions of the Purchase, Sale and Servicing Agreement, which amendment, modification, waiver or other alteration would in any way affect the Mortgage Loans without the prior written consent of the Assignee.

     The Servicer agrees to indemnify and hold harmless the Assignee, each director of the Assignee, each officer of the Assignee who signed the Registration Statement, Merrill Lynch, Pierce, Fenner & Smith (the "Underwriter") and each person, if any, who controls the Assignee or the Underwriter within the meaning of Section 15 of the 1933 Act (collectively, the "Indemnified Party") against any and all losses, claims, expenses, damages or liabilites to which the Indemnified Party may become subject, under the 1933 Act or otherwise, including, without limitation, with respect to disputes between the parties, insofar as such losses, claims, expenses, damages or liabilites (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Prospectus Supplement or the omission or the alleged omission to state in the Prospectus Supplement a material fact necessary in order to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with information furnished in writing by the Servicer specfically for use in the sections of the Prospectus Supplement entitled "Servicing of the Mortgage Loans--The Servicers--PHH"

     In addition, the Servicer hereby acknowledges that from and after the date hereof, the Mortgage Loans will be subject to the terms and conditions of the Pooling and Servicing Agreement pursuant to which the Master Servicer has the right to monitor the performance by the Servicer of its servicing obligations under the Purchase, Sale and Servicing Agreement. Such right will include, without limitation, the right to terminate the Company under the Purchase, Sale and Servicing Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by the Company under the Purchase, Sale and Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by the Company under the Purchase, Sale and Servicing Agreement, the right to examine the books and records of the Company, indemnification rights, and the right to exercise certain rights of consent and approval relating to actions taken by the Company. In connection therewith, the Servicer hereby agrees to make all remittances required under the Purchase, Sale and Servicing Agreement with respect to the Mortgage Loans to the Master Servicer for the benefit of the Assignee in accordance with the following wire transfer instructions:

     Wells Fargo Bank, N.A.
     ABA #121-000-248
     Account Name: Corporate Trust Clearing
     Account # 3970771416
     For Further Credit to: MLMI 2005-A8, Account # 17203200

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     Applicable statements should be mailed to Wells Fargo Bank, National
Association, 9062 Old Annapolis Road, Columbia, Maryland, 21045, Attention:
Merrill Lynch Mortgage Investors, Inc., Series 2005-A8.

     It is the intention of the Assignor, the Servicer and the Assignee that this Assignment will be a separate and distinct servicing agreement between the Assignee and the Servicer, to the extent of the Mortgage Loans, and shall be binding upon and for the benefit of the respective successors and assigns of the parties hereto. Neither the Servicer nor the Assignor shall amend or agree to amend, modify, waive, or otherwise alter any of the terms or provisions of the Purchase, Sale and Servicing Agreement which amendment, modification, waiver or other alteration would in any way affect the Mortgage Loans without the prior written consent of the Assignee.

     8. Modification of the Purchase, Sale and Servicing Agreement:

     The Servicer and the Assignor hereby amend the Purchase, Sale and Servicing Agreement as follows:

     (a) The following definitions are added to Section 1.01:

          Controlling Class C Holder: The entity that owns the majority of the Class C Certificates.

          Master Servicer: Wells Fargo Bank, N.A. or its successors in interest.

          Prepayment Interest Shortfall: With respect to any Remittance Date, for each Mortgage Loan that was the subject of a Principal Prepayment in full during the related Monthly Period, an amount equal to the excess of one month's interest at the applicable Note Rate on the amount of such Principal Prepayment over the amount of interest (adjusted to the Note
     Rate) actually paid by the related Mortgagor with respect to such Monthly Period.

          REMIC Provisions: The provisions of the federal income tax law relating to REMICs, which appear at Sections 860A through 860G of the Code, and related provisions and regulations promulgated thereunder, as the foregoing may be in effect from time to time.

          Securities Administrator: Wells Fargo Bank, N.A.

          Trustee: Wachovia Bank, National Association.

     (b) The definition of Business Day is deleted in its entirety and replaced with the following:

     "Business Day: Any day other than (i) a Saturday or Sunday, or (ii) a day on which the Federal Reserve is closed, or (iii) a day on which banking institutions in the jurisdiction in which the Master Servicer is authorized or obligated by law or executive order to be closed."

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     (c) The definition of Eligible Account is deleted in its entirety and replaced with the following:

     "Eligible Account: Any of (i) an account or accounts maintained with a federal or state chartered depository institution or trust company, the long-term unsecured debt obligations and short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company, so long as Moody's is not a Rating Agency) are rated by each Rating Agency in one of its two highest long-term and its highest short-term rating categories respectively, at the time any amounts are held on deposit therein, or (ii) an account or accounts in a depository institution or trust company in which such accounts are insured by the FDIC (to the limits established by the FDIC) and the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee and to each Rating Agency, the Certificateholders have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company in which such account is maintained, or (iii) a trust account or accounts maintained with the corporate trust department of a federal or state chartered depository institution or trust company having capital and surplus of not less than $50,000,000, acting in its fiduciary capacity or (iv) any other account acceptable to the Rating Agencies. Eligible Accounts may bear interest, and may include, if otherwise qualified under this definition, accounts maintained with the Trustee."

     (d) The following is added as clause (10) to Section 5.04 of the Purchase, Sale and Servicing Agreement:

     "(10) with respect to each Principal Prepayment in full, any Prepayment Interest Shortfall, to the extent of the Servicer's aggregate Servicing Fee received with respect to the related Monthly Period."

     (e) The following paragraphs are added after the second paragraph of
Section 5.13 of the Purchase, Sale and Servicing Agreement:

     "Notwithstanding anything in this Agreement to the contrary, the Servicer
(a) shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate and (b) shall not (unless with respect to clause (i) only, the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Servicer, reasonably foreseeable) make or permit any modification, waiver or amendment of any term of any Mortgage Loan that would (i) effect an exchange or reissuance of such Mortgage Loan under Section 1001 of the Code (or Treasury regulations promulgated thereunder) or (ii) cause the Trust Fund to fail to qualify as a REMIC under the Code or the imposition of any tax on "prohibited transactions" or "contributions" after the startup date under the REMIC Provisions.

     Prior to taking any action with respect to the Mortgage Loans which is not contemplated under the terms of this Agreement, the Servicer will obtain an Opinion of Counsel acceptable to the Trustee to the effect that such action will not result in the imposition of a tax upon the REMIC (including but not limited to the tax on prohibited transactions as defined in Section

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860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in
Section 860G(d) of the Code) (either such event, an "Adverse REMIC Event"), and the Servicer shall not take any such action or cause the Trust Fund to take any such action as to which it has been advised that an Adverse REMIC Event will occur.

     The Servicer shall not permit the creation of any "interests" (within the meaning of Section 860G of the Code) in the REMIC. The Servicer shall not enter into any arrangement by which the REMIC will receive a fee or other compensation for services nor permit the REMIC to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

     Any REO Property shall be disposed of by the Servicer before the close of the third taxable year following the taxable year in which the Mortgage Loan became an REO Property, unless the Servicer is otherwise directed by the Assignee."

     (f) The following paragraphs are added after the last paragraph of Section
5.15 of the Purchase, Sale and Servicing Agreement:

          "Nothwithstanding anything in this Agreement to the contrary, for so long as the Master Servicer has not notified the Servicer that the following provisions are no longer required:"

          (a) The Servicer shall not commence foreclosure proceedings with respect to a Mortgage Loan unless (i) no later than five Business Days prior to its commencement of such foreclosure proceedings, it notifies the Master Servicer of its intention to do so, and (ii) the Controlling Class C Holder, either directly or through the Master Servicer, does not, within such five-Business-Day period, affirmatively object to such action.

          (b) In the event that the Servicer determines not to proceed with foreclosure proceedings with respect to a Mortgage Loan that becomes 90 days' or more delinquent and the Servicer has determined that it is unable to collect payments due under such Mortgage Loan in accordance with Accepted Servicing Practices, the Servicer shall, prior to taking any action with respect to such Mortgage Loan, promptly provide the Master Servicer with notice of such determination and a description of such other action as it intends to take with respect to such Mortgage Loan; provided, that the Servicer shall not be permitted to proceed with any such action unless the Controlling Class C Holder, either directly or through the Master Servicer, does not, within five Business Days following such notice, affirmatively object to the Servicer taking such action.

          (c) If the Controlling Class C Holder timely and affirmatively objects to an action or contemplated action of the Servicer pursuant to either (a) or (b) above, then the Controlling Class C Holder shall instruct the Master Servicer to hire, at the Controlling Class C Holder's sole cost and expense, three appraisal firms, selected by the Master Servicer in its sole and absolute discretion from the list of appraisal firms attached as Exhibit E to the Assignment, Assumption and Recognition Agreement, dated as of November 15, 2005, among Merrill Lynch Mortgage Lending, Inc., Merrill Lynch

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     Mortgage Investors, Inc. and the Servicer, to compute the fair value of the
     Mortgaged Property relating to the related Mortgage Loan utilizing the Fannie Mae Form 2055 Exterior-Only Inspection Residential Appraisal Report (each such appraisal-firm computation, a "Fair Value Price"), in each case (other than as set forth in (d) below) no later than 30 days from the date of such objection by the Controlling Class C Holder If the Master Servicer shall have received three Fair Value Prices by the end of such 30-day period, then the Controlling Class C Holder shall, no later than 5 days after the expiration of such 30-day period, purchase such Mortgage Loan and the related Mortgaged Property at an amount equal to the sum of (i) accrued and unpaid interest on such Mortgage Loan as of such purchase date
     ("Accrued Interest") and (ii) the highest of such three Fair Value Prices respectively determined by such appraisal firms, and shall promptly delivery such amount to the Servicer for deposit into the Custodial
     Account. All costs relating to the computation of the related Fair Value Prices shall be for the account of the Controlling Class C Holder and shall be paid by the Controlling Class C Holder at the time of such Mortgage Loan and the related Mortgaged Property are purchased by the Controlling Class C Holder.

          (d) If the Master Servicer shall not have received three Fair Value Prices at the end of the 30-day period set forth in (c) above, then:

               (i) The Master Servicer shall obtain such three Fair Value Prices no later than 15 days after the end of such 30-day period.

               (ii) If the Master Servicer shall have only received two Fair Value Prices at the end of such 15-day extension period, then the Master Servicer will determine, in its sole and absolute discretion, the fair value of the Mortgaged Property relating to such Mortgage Loan, related Insurance Proceeds and the current delinquency status of such Mortgage
     Loan) (such fair value, the "Master Servicer Fair Value Price"), and the Controlling Class C Holder shall, no later than 5 days after the expiration of such 15-day extension period, purchase (and deliver to the Servicer the purchase price for) such Mortgage Loan and the related Mortgaged Property at an amount equal to the sum of (A) Accrued Interest thereon and (B) the higher of (1) the highest of such two Fair Value Prices determined by such appraisal firms and (2) the Master Servicer Fair Value Price.

               (iii) If the Master Servicer shall have received only one Fair Value Price at the end of such 15-day extension period, then the Master Servicer will determine, in its sole and absolute discretion, the Master Servicer Fair Value Price of the Mortgaged Property related to such Mortgage Loan, and:

                    (A) if such Master Servicer Fair Value Price is equal to or greater than the unpaid principal balance of the related Mortgage Loan as of such date (the "Unpaid Principal Balance"), then the Controlling Class C Holder shall, no later than 5 days after the expiration of such 15-day extension period, purchase (and deliver to the Servicer the purchase price for) such Mortgage Loan and the related Mortgaged Property at an amount equal to the sum of (1) Accrued Interest thereon and (2) such Master Servicer Fair Value Price; and

                    (B) if such Master Servicer Fair Value Price is less than the related Unpaid Principal Balance, then the Controlling Class C Holder shall, no later than 5 days after the expiration of such 15-day extension period, purchase (and deliver to the Servicer the purchase price for) such Mortgage Loan and the related Mortgaged Property at an amount equal to the sum of (1) Accrued Interest thereon and (2) the related Unpaid Principal Balance (such sum, the "Preliminary Purchase Price"); provided, that the provisions of clause (d)(iv) shall thereafter apply.

               (iv) Following the payment by the Controlling Class C Holder of the Preliminary Purchase Price, the Master Servicer shall continue to hire appraisal firms at the Controlling Class C Holder's sole cost and expense to compute the Fair Value Price of the Mortgaged Property related to such Mortgage Loan, and at such time as two such Fair Value Prices shall have been obtained:

                    (A) if the sum of (1) Accrued Interest on the related Mortgage Loan and (2) the higher of (x) the highest of such two Fair Value Prices determined by such appraisal firms and (y) the Master Servicer Fair Value Price of the Mortgaged Property related to such Mortgage Loan (such sum, the "Revised Fair Value Price") is greater than such Preliminary Purchase Price, then the Master Servicer shall promptly notify the Controlling Class C Holder and the Servicer of such calculation, and the Controlling Class C Holder shall, no later than 5 days after such notice, remit to the Servicer, for deposit into the Custodial Account, the difference between such Revised Fair Value Price and such Preliminary Purchase Price; and

                    (B) if such Preliminary Purchase Price is greater than such Revised Fair Value Price, then the Master Servicer shall promptly notify the Controlling Class C Holder and the Servicer of such calculation, and the Servicer shall, no later than 5 days after such notice, remit to the Controlling Class C Holder, from funds then on deposit in the Custodial Account, the difference between such Preliminary Purchase Price and such Revised Fair Value Price.

          (e) Notwithstanding anything herein to the contrary, the Controlling Class C Holder shall not be entitled to any of its rights set forth herein with respect to a Mortgage Loan following its failure to purchase such Mortgage Loan and the related Mortgaged Property, at the related purchase price set forth in this Section 11.02 within the timeframe set forth in this Section 11.02 following the Controlling Class C Holder's objection to an action of the Servicer, and the Servicer shall provide the Master Servicer written notice of such failure.

          (f) Any notice, confirmation, instruction or objection pursuant to paragraphs (a), (b), (c) and (d) above may be delivered via facsimile or other written or electronic communication as the parties hereto and the Controlling Class C Holder may agree to from time to time.

          (g) For the avoidance of doubt, the Controlling Class C Holder's rights set forth in this Section 11.02 are intended to provide the Controlling Class C Holder, for so long as it [owns 100% of the Private Certificates (as defined in the Pooling and Servicing Agreement) and] has not forfeited its right under this Section 11.02 as set forth in clause (e) above, with the unilateral right to control foreclosure decisions in respect of delinquent and defaulted Mortgage Loans, and certain exclusive purchase rights so as to maximize the recovery value on delinquent and defaulted Mortgage Loans.

          (h) To the extent that the Controlling Class C Holder purchases any Mortgage Loan pursuant to this Section 11.02 Servicer will continue to service such Mortgage Loan in accordance with this Agreement. The parties acknowledge that, in such event, the Master Servicer will have no duty or responsibility to master service any such Mortgage Loan."

          (i) In the event that the Controlling Class C Holder purchases any Mortgage Loan pursuant to this Section 11.02, the Servicer, the Master Servicer and the Controlling Class C Holder will work together in good faith to take any and all actions necessary to effect such purchase, including, but not limited to, the preparation and execution of any endorsements or assignments of the Mortgage Loan documents, all at the expense of the Controlling Class C Holder.

          (a) The Assignor, Assignee and Company hereby amend Section 11.05 of the Agreement by adding the following as clause (ix):

          "(ix) to make payments to the Controlling Class C Holder in the amounts and in the manner provided for in Section 11.02."

     (g) The following sentence is added to the end of Section 6.01(1) of the Purchase, Sale and Servicing Agreement:

     "Notwithstanding anything herein to the contrary, on each Remittance Date, the Servicer shall remit Payoffs, with interest as set forth herein, collected in the month prior to the Remittance Date."

     (h) The following sentence is added to the end of the first paragraph of
Section 6.02 of the Purchase, Sale and Servicing Agreement:

     "In addition, no later than the fifth (5th) calendar day of each month (or if such fifth day is not a Business Day, the Business Day immediately preceding such fifth day), the Company shall forward to the Master Servicer reports in the format set forth in Exhibit C and Exhibit D to the Assignment, Assumption and Recognition Agreement, dated as of November 15, 2005, among Merrill Lynch Mortgage Lending, Inc., Merrill Lynch Mortgage Investors, Inc. and the Company (or such other format, with respect to Exhibit C, as mutually agreed by the Company and the Master Servicer), with respect to defaulted Mortgage Loans and realized loss calculations, respectively."

     (i) All references in Section 7.02 of the Purchase, Sale and Servicing Agreement to "Purchaser" shall be deleted and replaced with "Purchaser or its designee."

     (j) The references to "March 31" in Section 7.04 of the Purchase, Sale and Servicing Agreement shall be deleted and replaced with "February 28."

     (k) Section 7.05 shall be deleted, and replaced with the following:

"(a) On or before February 28, 2006, the Servicer at its expense shall cause a firm of independent public accountants which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Purchaser in a form acceptable for filing with the Securities and Exchange Commission as an exhibit to a Form 10-K to the effect that such firm has examined certain documents and records relating to the servicing of mortgage loans generally by the Servicer that include a sampling of the Mortgage Loans, the provisions of Article VI have been complied with and, on the basis of such an examination conducted substantially in accordance with the Uniform Single Attestation Program for Mortgage Bankers, such servicing has been conducted in compliance with this Agreement, except for (i) such exceptions as such firm shall believe to be immaterial, and (ii) such other exceptions as shall be set forth in such statement.

(b) For so long as the Mortgage Loans are being master serviced by a master servicer in a securitization transaction (the "Master Servicer"), by February 28, 2006 (or if not a Business Day, the immediately preceding Business Day), or at any other time upon thirty (30) days written request, an officer of the Servicer shall execute and deliver an Officer's Certificate to the Master Servicer for the benefit of such Master Servicer and its affiliates, and in each case, its officers, directors and affiliates, certifying as to the following matters:

          (i) Based on my knowledge, the information in the Annual Statement of Compliance, and the Annual Independent Public Accountant's Servicing Report and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans submitted to the Master Servicer by the Servicer, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading, as of the last day of the period covered by the Annual Statement of Compliance;

          (ii) Based on my knowledge, the servicing information required to be provided to the Master Servicer by the Servicer under the Agreement has been provided to the Master Servicer;

          (iii) I am responsible for reviewing the activities performed by the Servicer under this Agreement and based upon the review required by this Agreement, and except as disclosed in the Annual Statement of Compliance, the Annual Independent Public Accountant's Servicing Report, or otherwise disclosed in a writing submitted to the Master Servicer, the Servicer has, as of last day of the period covered by the Annual Statement of Compliance, fulfilled its obligations under this Agreement; and

          (iv) I have disclosed to the Master Servicer all significant deficiencies relating to the Servicer's compliance with the minimum servicing standards as determined in accordance with a review conducted in compliance with the Uniform Single

          Attestation Program for Mortgage Bankers as set forth in this Agreement.

(c) The Servicer shall indemnify and hold harmless the Master Servicer and its affiliates, and in each case, its officers, directors and agents from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by the Servicer or any of its officers, directors, agents or affiliates of its obligations under Section 7.04 and Section 7.05 or the gross negligence, bad faith or willful misconduct of the Servicer in connection therewith. If the indemnification provided for herein is unavailable or insufficient to hold harmless the Master Servicer, then the Servicer agrees that it shall contribute to the amount paid or payable by the Master Servicer as a result of the losses, claims, damages or liabilities of the Master Servicer in such proportion as is appropriate to reflect the relative fault of the Master Servicer on the one hand and the Servicer on the other in connection with a breach of the Servicer's obligations under Section 7.04 and Section 7.05 or the Servicer's gross negligence, bad faith or willful misconduct in connection therewith."

     (l) The following Subsection shall be added to Section 10.01:

     "(9) failure by the Servicer to duly perform, within the required time period, its obligations under Section 7.04 and Section 7.05 which failure continues unremedied for a period of fifteen (15) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by any party to this Servicing Agreement or by any master servicer responsible for master servicing the Mortgage Loans pursuant to a securitization of such Mortgage Loans;"

     (m) The following shall be added as Section 12.12 of the Purchase, Sale and Servicing Agreement:

     "Third Party Beneficiary. For purposes of this Agreement, any Master Servicer shall be considered a third party beneficiary to this Agreement entitled to all the rights and benefits accruing to any Master Servicer herein as if it were a direct party to this Agreement."

     9. Indemnification by Master Servicer.

     The Master Servicer shall indemnify and hold harmless the Servicer and its affiliates, and in each case, its officers, directors and agents from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by the Master Servicer or any of its officers, directors, agents or affiliates of its obligations in connection with the preparation, filing and certification of any Form 10-K under Section 3.18 of the Pooling and Servicing Agreement or the negligence, bad faith or willful misconduct of the Master Servicer in connection therewith. In addition, the Master Servicer shall indemnify and hold harmless the Servicer and its affiliates, and in each case, its officers, directors and agents from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by any Servicer (as defined in the Pooling and Servicing Agreement), other than the Servicer (as defined in this Agreement), of its obligations in connection with any back-up certification (or any other back-up documents) to any certification of any Form 10-K required to be provided by the Master Servicer, but solely to the extent the Master Servicer receives amounts from such Servicer in connection with any indemnification provided by such Servicer (in each case as defined in the Pooling and Servicing Agreement) to the Master Servicer.

     10. Notice Addresses.

     If to the Assignor:

     Merrill Lynch Mortgage Lending, Inc.
     World Financial Center
     South Tower
     New York, New York 10281
     Attention: MLMI 2005-A8

     If to the Assignee:

     Merrill Lynch Mortgage Investors, Inc.
     4 World Financial Center, 10th Floor
     New York, New York 10281
     Attention: MLMI 2005-A8

     If to the Servicer:

     PHH Mortgage Corporation
     3000 Leadenhall Road
     Mail Stop SVPM
     Mt. Laurel, New Jersey 08054
     Attention: Bill Fricke

     11. This Assignment shall be construed in accordance with the substantive laws of the State of New York (without regard to conflict of laws principles) and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, except to the extent preempted by federal law.

     12. From and after the date hereof, the Servicer, as servicer shall recognize the Assignee as the owner of the Mortgage Loans, and the Servicer will service the Mortgage Loans in accordance with the servicing provisions contained in the Purchase, Sale and Servicing Agreement for the benefit of the Assignee, and shall look solely to the Assignee for performance of the obligations of Purchaser under the Purchase, Sale and Servicing Agreement with respect to the Mortgage Loans. From and after the date hereof, the Assignee shall recognize the Servicer as the servicer of the Mortgage Loans, and shall look solely to the Servicer for performance of the obligations of the Servicer under the Purchase, Sale and Servicing Agreement with respect to the Mortgage Loans.

     13. This Assignment shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which the Servicer, the Assignor or the Assignee may be merged or consolidated shall, without the requirement for any further writing, be deemed the Servicer, the Assignor or the Assignee, respectively, hereunder.

     14. No term or provision of this Assignment may be waived or modified unless such waiver or modification is in writing and signed by the parties hereto, including the aknowledgment parties.

     15. This Assignment shall survive the conveyance of the Mortgage Loans and the assignment of the Purchase, Sale and Servicing Agreement to the extent of the Mortgage Loans by the Assignor to the Assignee and the termination of the Purchase, Sale and Servicing Agreement.

     16. This Assignment may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute and be one and the same instrument.

                         [SIGNATURES ON FOLLOWING PAGE]

     IN WITNESS WHEREOF, the parties have caused this Assignment, Assumption and Recognition Agreement to be executed by their duly authorized officers as of the date first above written.

MERRILL LYNCH MORTGAGE

LENDING, INC.

THE ASSIGNOR


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


MERRILL LYNCH MORTGAGE

INVESTORS, INC.,

THE ASSIGNEE


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


PHH MORTGAGE CORPORATION,

THE SERVICER


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------


ACKNOWLEDGED AND AGREED
WELLS FARGO BANK, N.A.
THE MASTER SERVICER


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

                                    EXHIBIT A

                             Mortgage Loan Schedule

                             (Intentionally Omitted)

                                    EXHIBIT B

           Mortgage Loan Flow Purchase, Sale and Servicing Agreement,
                           dated as of March 27, 2001.
     Assignment Assumption and Recognition Agreement dated November 15, 2005

                   See Exhibit 99.3 and 99.7 of this Form 8-K

                                    EXHIBIT C

                       REPORTING DATA FOR DEFAULTED LOANS

Data must be submitted to Wells Fargo Bank in an EXCEL spreadsheet format with fixed field names and data type. The EXCEL spreadsheet should be used as a template consistently every month when submitting data.

TABLE: DELINQUENCY

NAME                                       TYPE        SIZE
----                                 ---------------   ----
SERVICER LOAN #                      NUMBER (DOUBLE)     8
INVESTOR LOAN #                      NUMBER (DOUBLE)     8
BORROWER NAME                        TEXT               20
ADDRESS                              TEXT               30
STATE                                TEXT                2
Due Date                             Date/Time           8
ACTION CODE                          TEXT                2
FC Received                          Date/Time           8
File Referred to Atty                Date/Time           8
NOD                                  Date/Time           8
Complaint Filed                      Date/Time           8
Sale Published                       Date/Time           8
Target Sale Date                     Date/Time           8
Actual Sale Date                     Date/Time           8
Loss Mit Approval Date               Date/Time           8
Loss Mit Type                        Text                5
Loss Mit Estimated Completion Date   Date/Time           8
Loss Mit Actual Completion Date      Date/Time           8
Loss Mit Broken Plan Date            Date/Time           8
BK Chapter                           Text                6
BK Filed Date                        Date/Time           8
Post Petition Due                    Date/Time           8
Motion for Relief                    Date/Time           8
Lift of Stay                         Date/Time           8
RFD                                  Text               10
Occupant Code                        Text               10
Eviction Start Date                  Date/Time           8
Eviction Completed Date              Date/Time           8
List Price                           Currency            8
List Date                            Date/Time           8

Accepted Offer Price                 Currency            8
Accepted Offer Date                  Date/Time           8
Estimated REO Closing Date           Date/Time           8
Actual REO Sale Date                 Date/Time           8

- ITEMS IN BOLD ARE MANDATORY FIELDS. WE MUST RECEIVE INFORMATION IN THOSE FIELDS EVERY MONTH IN ORDER FOR YOUR FILE TO BE ACCEPTED.

The Action Code Field should show the applicable numeric code to indicate that a special action is being taken. The Action Codes are the following:

          12-RELIEF PROVISIONS
          15-BANKRUPTCY/LITIGATION
          20-REFERRED FOR DEED-IN-LIEU
          30-REFERRED FORE FORECLOSURE
          60-PAYOFF
          65-REPURCHASE
          70-REO-HELD FOR SALE
          71-THIRD PARTY SALE/CONDEMNATION
          72-REO-PENDING CONVEYANCE-POOL INSURANCE CLAIM FILED

Wells Fargo Bank will accept alternative Action Codes to those above, provided that the Codes are consistent with industry standards. If Action Codes other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Action Codes prior to sending the file.

Description of Action Codes:

ACTION CODE 12 - To report a Mortgage Loan for which the Borrower has been granted relief for curing a delinquency. The Action Date is the date the relief is expected to end. For military indulgence, it will be three months after the Borrower's discharge from military service.

ACTION CODE 15 - To report the Borrower's filing for bankruptcy or instituting some other type of litigation that will prevent or delay liquidation of the Mortgage Loan. The Action Date will be either the date that any repayment plan (or forbearance) instituted by the bankruptcy court will expire or an additional date by which the litigation should be resolved.

ACTION CODE 20 - To report that the Borrower has agreed to a deed-in-lieu or an assignment of the property. The Action Date is the date the Servicer decided to pursue a deed-in-lieu or the assignment.

ACTION CODE 30 - To report that the decision has been made to foreclose the Mortgage Loan. The

Action Date is the date the Servicer referred the case to the foreclosure attorney.

ACTION CODE 60 - To report that a Mortgage Loan has been paid in full either at, or prior to, maturity. The Action Date is the date the pay-off funds were remitted to the Master Servicer.

ACTION CODE 65 - To report that the Servicer is repurchasing the Mortgage Loan. The Action Date is the date the repurchase proceeds were remitted to the Master Servicer.

ACTION CODE 70 - To report that a Mortgage Loan has been foreclosed or a deed-in-lieu of foreclosure has been accepted, and the Servicer, on behalf of the owner of the Mortgage Loan, has acquired the property and may dispose of it. The Action Date is the date of the foreclosure sale or, for deeds-in-lieu, the date the deed is recorded on behalf of the owner of the Mortgage Loan.

ACTION CODE 71 - To report that a Mortgage Loan has been foreclosed and a third party acquired the property, or a total condemnation of the property has occurred. The Action Date is the date of the foreclosure sale or the date the condemnation award was received.

ACTION CODE 72 - To report that a Mortgage Loan has been foreclosed, or a deed-in-lieu has been accepted, and the property may be conveyed to the mortgage insurer and the pool insurance claim has been filed. The Action Date is the date of the foreclosure sale, or, for deeds-in-lieu, the date of the deed for conventional mortgages.

The Loss Mit Type field should show the approved Loss Mitigation arrangement. The following are acceptable:

     ASUM-APPROVED ASSUMPTION
     BAP-BORROWER ASSISTANCE PROGRAM
     CO-CHARGE OFF
     DIL-DEED-IN-LIEU
     FFA-FORMAL FORBEARANCE AGREEMENT
     MOD-LOAN MODIFICATION
     PRE-PRE-SALE
     SS-SHORT SALE
     MISC-ANYTHING ELSE APPROVED BY THE PMI OR POOL INSURER

Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property. The acceptable codes are:

MORTGAGOR
TENANT
UNKNOWN
VACANT

                                    EXHIBIT D

                   REALIZED LOSS CALCULATION INFORMATION WELLS

FARGO BANK, N.A. Form 332

Calculation of Realized Loss

Purpose

To provide the Servicer with a form for the calculation of any Realized Loss (or gain) as a result of a Mortgage Loan having been foreclosed and Liquidated.

Distribution

The Servicer will prepare the form in duplicate and send the original together with evidence of conveyance of title and appropriate supporting documentation to the Master Servicer with the Monthly Accounting Reports which supports the Mortgage Loan's removal from the Mortgage Loan Activity Report. The Servicer will retain the duplicate for its own records.

Due Date

With respect to any liquidated Mortgage Loan, the form will be submitted to the Master Servicer no later than the date on which statements are due to the Master Servicer under Section 4.02 of this Agreement (the "Statement Date") in the month following receipt of final liquidation proceeds and supporting documentation relating to such liquidated Mortgage Loan; provided, that if such Statement Date is not at least 30 days after receipt of final liquidation proceeds and supporting documentation relating to such liquidated Mortgage Loan, then the form will be submitted on the first Statement Date occurring after the 30th day following receipt of final liquidation proceeds and supporting documentation.

Preparation Instructions

The numbers on the form correspond with the numbers listed below.

1.   The actual Unpaid Principal Balance of the Mortgage Loan.

2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed.

3-7. Complete as necessary. All line entries must be supported by copies of appropriate statements, vouchers, receipts, canceled checks, etc., to document the expense. Entries not properly documented will not be reimbursed to the Servicer.

8. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis.

10.  The total of lines 1 through 9.

Credits

11-17. Complete as necessary. All line entries must be supported by copies of the appropriate claims forms, statements, payment checks, etc. to document the credit. If the Mortgage Loan is subject to a Bankruptcy Deficiency, the difference between the Unpaid Principal Balance of the Note prior to the Bankruptcy Deficiency and the Unpaid Principal Balance as reduced by the Bankruptcy Deficiency should be input on line 16.

18.  The total of lines 11 through 17.

Total Realized Loss (or Amount of Any Gain)

19. The total derived from subtracting line 18 from 10. If the amount represents a realized gain, show the amount in parenthesis (__).

                             WELLS FARGO BANK, N.A.
                          CALCULATION OF REALIZED LOSS

     WELLS FARGO BANK, N.A. Trust: _____________________________________________

     Prepared by: __________________ Date: _______________

     Phone: ______________________

Servicer Loan No. ________   Servicer Name __________   Servicer Address _______

WELLS FARGO BANK, N.A.
Loan No. _______________________________________________________________________
Borrower's Name:________________________________________________________________
Property
Address:________________________________________________________________________

LIQUIDATION AND ACQUISITION EXPENSES:
Actual Unpaid Principal Balance of Mortgage Loan           $________________(1)
Interest accrued at Net Rate                                ________________(2)
Attorney's Fees                                             ________________(3)
Taxes                                                       ________________(4)
Property Maintenance                                        ________________(5)
MI/Hazard Insurance Premiums                                ________________(6)
Hazard Loss Expenses                                        ________________(7)
Accrued Servicing Fees                                      ________________(8)
Other (itemize)                                             ________________(9)
                                                           $________________

TOTAL EXPENSES                                             $________________(10)
CREDITS:
Escrow Balance                                             $________________(11)
HIP Refund                                                  ________________(12)
Rental Receipts                                             ________________(13)
Hazard Loss Proceeds                                        ________________(14)
Primary Mortgage Insurance Proceeds                         ________________(15)
Proceeds from Sale of Acquired Property                     ________________(16)
Other (itemize)                                             ________________(17)
                                                            ________________

                                                            ________________

TOTAL CREDITS                                              $________________(18)

   TOTAL REALIZED LOSS (OR Amount OF GAIN)                 $________________